                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)       April 30, 2001
                                                   ----------------------------

                                LivePerson, Inc.
-------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                  Delaware                   0-30141           13-3861628
-------------------------------------------------------------------------------
        (State or other jurisdiction        (Commission       (IRS Employer
              of incorporation)             File Number)     Identification No.)

           330 West 34th Street, 10th Floor, New York, New York 10001
-------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code        (212) 918-2100
                                                   ----------------------------

-------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS.

         LivePerson, Inc. ("LivePerson") received a letter, dated April 30, 2001, from The Nasdaq Stock Market, Inc., notifying LivePerson of its failure to maintain a minimum bid price of $1.00 over the preceding 30 consecutive trading days as required by the Nasdaq National Market under Nasdaq Marketplace Rule 4450(a)(5) (the "Rule"). The letter stated that LivePerson has until July 30, 2001 to demonstrate compliance with the Rule and that, if LivePerson is not in compliance by that date, Nasdaq will notify LivePerson that its securities will be delisted from the Nasdaq National Market. If such event occurs, LivePerson may appeal the decision to a Nasdaq Listing Qualifications Panel.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             LIVEPERSON, INC.
                             --------------------------------------------------
                                               (Registrant)

      May 4, 2001                          /s/ TIMOTHY E. BIXBY
-----------------------      --------------------------------------------------
          Date                               Timothy E. Bixby
                             President, Chief Financial Officer and Secretary